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MARSICO INVESTMENT FUND


THE MARSICO FOCUS FUND
THE MARSICO GROWTH & INCOME FUND

SUPPLEMENT DATED DECEMBER 18, 1997
TO PROSPECTUS DATED DECEMBER 15, 1997

Orders to purchase shares of the Marsico Focus Fund or the Marsico Growth & Income Fund (collectively the "Funds") will not be processed until the commencement of operations (currently scheduled for December 31, 1997). Applications and payments to purchase Fund shares that are received by the Fund prior to December 31, 1997 will be held by the Funds' Transfer Agent, Sunstone Investor Services, LLC, and will be uncashed and uninvested until December 31, 1997.

ON DECEMBER 31, 1997, ALL ORDERS PREVIOUSLY RECEIVED BY THE FUNDS WILL BE ACCEPTED AND INVESTED AT THE INITIAL PUBLIC OFFERING PRICE OF $10 PER SHARE. Any applications received by the Funds that are not in good order will be returned, with any accompanying payment, to the appropriate investor.